Collaborative Investment Series Trust 485BPOS

Exhibit 99(j)(i)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 29, 2021, relating to the financial statements and financial highlights of Dividend Performers and Preferred-Plus, each a series of Collaborative Investment Series Trust, for the year ended September 30, 2021, and to the references to our firm under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” in the Prospectus and “Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings” in the Statement of Additional Information.

/s/ Cohen and Company, Ltd.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 28, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 29, 2021, relating to the financial statements and financial highlights of Greenwich Ivy Long-Short Fund, a series of Collaborative Investment Series Trust, for the year ended September 30, 2021, and to the references to our firm under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings” in the Statement of Additional Information.

/s/ Cohen and Company, Ltd.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 28, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 9, 2021, relating to the financial statements and financial highlights of Rareview Dynamic Fixed Income ETF and Rareview Tax Advantaged Income ETF, each a series of Collaborative Investment Series Trust, for the period ended September 30, 2021, and to the references to our firm under the headings “Fund Service Providers,” “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ Cohen and Company, Ltd.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 28, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 9, 2021, relating to the financial statements and financial highlights of The SPAC and New Issue ETF, a series of Collaborative Investment Series Trust, for the period ended September 30, 2021, and to the references to our firm under the headings “Fund Service Providers,” “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ Cohen and Company, Ltd.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 28, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 9, 2021, relating to the financial statements and financial highlights of The De-SPAC ETF and The Short De-SPAC ETF, each a series of Collaborative Investment Series Trust, for the year ended September 30, 2021, and to the references to our firm under the headings “Fund Service Providers,” “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ Cohen and Company, Ltd.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 28, 2022